Exhibit 10.2

Second Amendment

to

Amended and Restated Services Agreement

This Second Amendment to Amended and Restated Services Agreement (this “Amendment”) is made as of March 9, 2012, by and among Global Petroleum Corp., a Massachusetts corporation (the “Company”) and Global Companies LLC, a Delaware limited liability company (“Global LLC”), Global Montello Group Corp., a Delaware corporation (“Montello”), Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea LLC”; together with Global LLC and Montello, the “Current LLCs”), Alliance Retail LLC, a Delaware limited liability company (“Retail”), Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”), Bursaw Oil LLC, a Massachusetts limited liability company (“Bursaw”) and Portside LLC, a Delaware limited liability company (“Portside”; together with Retail, Alliance and Bursaw, the “New LLCs”).  The Company, the Current LLCs and the New LLCs are sometimes hereinafter referred to collectively as the “Parties”.

WHEREAS, the Company and the Current LLCs entered into that certain Amended and Restated Services Agreement (the “Original Agreement”) as of October 4, 2005, as amended by that certain First Amendment to Amended and Restated Services Agreement dated as of July 24, 2006 (the “First Amendment”; together with the Original Agreement, the “Agreement”) relating to shared services among the Company and the Current LLCs.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Agreement.

WHEREAS, the Company, the Current LLCs and the New LLCs wish to amend the Agreement to add the New LLCs as parties thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties hereto, it is agreed as follows:

1.                                       Amendment.  The term “LLC” in the Agreement is hereby amended to mean and include each of the Current LLCs and the New LLCs individually.  The term “LLCs” in the Agreement is hereby amended to mean and include the Current LLCs and the New LLCs collectively.

2.                                       Ratification of Agreement.  All other terms and conditions of the Agreement will remain unchanged and in full force and effect and the Parties hereby ratify and confirm the same.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GLOBAL PETROLEUM CORP.

By:	/s/ Richard Slifka
Richard Slifka
Director and Treasurer

GLOBAL COMPANIES LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

CHELSEA SANDWICH LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

ALLIANCE RETAIL LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

ALLIANCE ENERGY LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

BURSAW OIL LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President

PORTSIDE LLC

By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President